                                                                     Rule 497(e)

                                                                       333-62662


                   AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                         THE AMERICAN SEPARATE ACCOUNT 5

                        SUPPLEMENT DATED AUGUST 14, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

Effective August 14, 2003, the subaccount investing in the Universal Institutional Funds, Inc. ("UIF") Active International Allocation Portfolio ("Portfolio"), an investment option under your American Life Insurance Company of New York variable annuity contract ("Contract"), will be closed to new monies. American Life Insurance Company of New York ("ALNY") has learned that the Board of Directors of UIF intends to liquidate the Portfolio on October 31, 2003.

Beginning August 14, 2003, the subaccount investing in the Portfolio will no longer accept new premiums, transfers from other subaccounts or the General Account, including automatic portfolio rebalancing and asset allocations. In addition, the Portfolio will be deleted from any instructions the Contract owner ("you") have given us regarding your new premium allocations, automatic rebalancing, or systematic withdrawals. We will reassign the percentages previously assigned to the Portfolio among the remaining portfolios listed in your instructions--on a pro rata basis. If you want us to treat your allocations differently, please call the Administrative Office at 800-853-1969.

Monies already allocated to the subaccount investing in the Portfolio will remain in the subaccount until ALNY receives contrary instructions from you.

From the date of this Supplement to on or about October 31, 2003 (the "Substitution Date"), you may transfer all amounts in the subaccount invested in the Portfolio to one, or several, of the other subaccounts available through your Contract. (This transfer will not count as a transfer for purposes of any transfer limitations under your Contract.) You will be sent a confirmation statement of any voluntary transfer.

On the Substitution Date, ALNY will purchase shares of the PIMCO Money Market Portfolio ("Money Market Portfolio") with the proceeds it receives from the liquidation of the Portfolio. To the extent required by law, approvals of this substitution are being obtained from state regulators in applicable jurisdictions.

The investment objective and policies of the Money Market Portfolio are summarized below. Contract owners and prospective purchasers should carefully read the portfolio's prospectus.

     The Money Market Portfolio seeks maximum current income consistent with preservation of capital and daily liquidity. The portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest category for short-term obligations. The portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations.

If you have not transferred out of the Portfolio by the Substitution Date, ALNY will automatically invest any monies ALNY receives upon the liquidation of the Portfolio into the subaccount investing in the Money Market Portfolio and you will be sent an e-mail notification of your confirmation statement informing you that the substitution into the Money Market Portfolio has been carried out. You are not required to transfer monies out of the Money Market Portfolio. However, if you choose to transfer out of the Money Market Portfolio into one, or several, of the other portfolios available through your contract, you will have 30 days from the Substitution Date to do so without that transfer counting toward any transfer limitations in your contract.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2003 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.